Exhibit 99.1

Profusa Invests Additional $1 Million in Digital Treasury Assets

BERKELEY, Calif, October 7, 2025 (GLOBE NEWSWIRE) — Profusa, Inc. (“Profusa” or the “Company”) (Nasdaq: PFSA), a commercial stage digital health company pioneering a next-generation technology platform enabling the continuous monitoring of an individual’s biochemistry, announces its second $1 million investment in digital treasury assets to hedge against macroeconomic uncertainties, in line with the Company’s treasury management strategy.

“We believe the continued execution of our digital asset strategy helps ensure that we are prudently managing our resources to continue to support both our commercial and development plans for our Lumee platform technology. Our digital treasury strategy is designed to facilitate that we maintain sufficient capital to provide the best-in-class, AI-driven digital health platform for the benefit of chronic disease and health and wellness management. We continue to collaborate with Ascent Partners Fund, which has now raised our second tranche for a total of $2 million in investments, to establish a low cost, capital efficient, best of breed Bitcoin treasury strategy which reflects our strong conviction that Bitcoin is the digital store of value for the future. We believe it will provide firm foundation as we progress our commercial and clinical programs,” said Ben Hwang, Ph.D., Profusa’s Chairman and CEO.

About Profusa

Based in Berkeley, Calif., Profusa is a commercial stage digital health company led by visionary scientific founders, an experienced management team and a world-class board of directors in the development of a new generation of tissue-integrated sensors to detect and continuously transmit actionable, medical-grade data for personal and medical use. With its long-lasting, injectable and affordable biosensors and its intelligent data platform, Profusa aims to provide people with a personalized biochemical signature rooted in data that clinicians can trust and rely on.

“LUMEE”, “PROFUSA” and the PROFUSA logo are registered trademarks of Profusa Inc. in the United States, Canada, European Union, China, Japan, South Korea and Australia.

For more information, visit https://profusa.com.

Special Note Regarding Forward-Looking Statements

Certain statements in this press release (this “Press Release”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of Profusa. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of Profusa and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Profusa and its management are inherently uncertain. Profusa cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There are risks and uncertainties described in the definitive proxy/final prospectus relating to the business combination, which has been filed with the SEC, and in other documents filed by Profusa from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Profusa cannot assure you that the forward-looking statements in this communication will prove to be accurate.

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